Subsequent Events	12 Months Ended
Dec. 31, 2023
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Subsequent Events
Note 33
: Subsequent Events
Acquisitions
In January 2024, the Company announced a recommended public tender offer to acquire 100% of the shares of Pagero, a provider of electronic-invoicing and indirect tax solutions. As of March
4
, 2024, the Company owned approximately
99.46
% of Pagero, for which it paid approximately $
800
 million. The Company will consolidate Pagero in its financial statements from January 17, 2024, the date at which it acquired a majority of the business, and will report the business in its Corporates segment.
In January
2024
, the Company acquired World Business Media Limited, a cross-platform, subscription-based provider of editorial content for the global P&C and specialty (re)insurance industry. This business will be reported in the Reuters News segment.
For both acquisitions, the Company is in the process of allocating the purchase consideration to the assets and liabilities assumed for accounting purposes.
Sale of LSEG Shares
From January 1, 2024 through March 5, 2024, the Company sold 10.1 million LSEG shares that it indirectly owned for approximately $1.1 billion. As of March 5, 2024, the Company indirectly owned approximately 5.9 million shares, which are subject to amended lock-up provisions that allow it to sell all of the remaining shares after January 29, 2025.
2024 Dividends
In February 2024, the Company announced a 10% or $0.20 per share increase in the annualized dividend to $2.16 per common share, which was approved by the Company’s board of directors. A quarterly dividend of $0.54 per share will be paid on March 8, 2024 to shareholders of record as of February 21, 2024.
Share Repurchases
From January 1, 2024 through March
4
, 2024, the Company repurchased

1.7 million of its common shares for $260 million under the $1.0 billion share buyback program announced in November 2023. Under this program, the Company has repurchased approximately $0.6 billion of its common shares.